UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2009

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 12, 2009, the Human Resources and Compensation Committee of the Board of Directors of Parker-Hannifin Corporation (the “Company”) adopted a restated Volume Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On August 13, 2009, the Board of Directors of the Company adopted a “Claw-Back Policy” applicable to all performance-based bonus plans paid based on the Company’s financial performance. The Claw-Back Policy was made effective for annual incentives or other performance-based compensation granted or paid on or after July 1, 2009. A copy of the Claw-Back Policy is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Parker-Hannifin Corporation Volume Incentive Plan.

10.2	Parker-Hannifin Corporation Claw-Back Policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Daniel S. Serbin
Daniel S. Serbin
Vice President – Human Resources

Date: August 17, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Parker-Hannifin Corporation Volume Incentive Plan.

10.2	Parker-Hannifin Corporation Claw-Back Policy.